UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant
To Section 18 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest reported): October 25, 2007

SPUTNIK, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Nevada	333-126158	52-2348956
(State or other jurisdiction	(Commission	(I.R.S. employer
of incorporation)	File Number)	identification number)

650 5th Street, Suite 303, San Francisco, CA 94107
(Address of principal executive offices) (Zip code)

(415) 355-9500
Registrant's telephone number, including area code

None
(Former Address If Changed since Last Report)

ITEM 9.01 Exhibits

99     Press release

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Sputnik, Inc.
(Registrant)

Dated: October 26, 2007	By: /s/ David LaDuke
David LaDuke,
Chief Executive Officer